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                                                                   EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-41075.



                                                ARTHUR ANDERSEN LLP


Hartford, Connecticut
July 18, 2001